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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 1999(April 23, 1999)
                                                  ------------------------------


                              BOB EVANS FARMS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                     0-1667                31-4421866
  ------------------------------   --------------------  -----------------------
  (State or other jurisdiction      (Commission File          (IRS Employer
        of incorporation)                Number)           Identification No.)



                  3776 SOUTH HIGH STREET, COLUMBUS, OHIO  43207
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (614) 491-2225
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)







                         Index to Exhibits is on Page 5.


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS.

              On April 23, 1999, Hickory Specialties, Inc., a Tennessee corporation and an indirectly wholly-owned subsidiary of Bob Evans Farms, Inc., a Delaware corporation (the "Registrant"), sold substantially all of the assets associated with its charcoal manufacturing operations to Royal Oak Sales, Inc., a Tennessee corporation. Hickory Specialties, Inc. has retained its liquid smoke flavoring business. The consummation of this transaction is described in the press release issued on April 23, 1999, which is included herewith as Exhibit 99(a).

              On April 23, 1999, Mrs. Giles Country Kitchens, Inc., an Ohio corporation and an indirectly wholly-owned subsidiary of the Registrant, sold substantially all of its assets associated with its salad and other food products production, sale and distribution business to Reser's Fine Foods, Inc., an Oregon corporation. The consummation of this transaction is described in the press release issued on April 23, 1999, which is included herewith as Exhibit 99(a).



ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) None required.

              (b) None required.

              (c) Exhibits.

                  EXHIBIT NUMBER                      DESCRIPTION
                  --------------                      -----------

                       99(a)                Press Release issued April 23, 1999


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ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

              Not Applicable.




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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BOB EVANS FARMS, INC.



Date:  April 30, 1999                    By: /s/ Donald J. Radkoski
                                            ------------------------------------
                                              Donald J. Radkoski, Group Vice
                                              President, Treasurer and Chief
                                              Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------


   EXHIBIT NUMBER                  DESCRIPTION                      PAGE NO.
   --------------                  -----------                      --------
       99(a)           Press Release Issued April 23, 1999             *


  ----------------
  *Filed herewith



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